                                  SCHEDULE 14A
             INFORMATION REQUIRED IN PROXY STATEMENT, OFFICIAL TEXT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                OGE ENERGY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     5)  Total fee paid:
--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
--------------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     3)  Filing Party:
--------------------------------------------------------------------------------
     4)  Date Filed:
--------------------------------------------------------------------------------

OGE ENERGY CORP.

PROXY STATEMENT
AND
NOTICE OF ANNUAL MEETING
========================

MAY 27, 1999


                                OGE ENERGY CORP.
                                          [LOGO]


CONTENTS

                                              Page
                                                    NOTICE OF ANNUAL MEETING
Chairman's Letter                               1   OF SHAREOWNERS
                                                    AND PROXY STATEMENT
Notice of Annual Meeting                        2
                                                    THURSDAY, MAY 27, 1999, AT 10:00 A.M.
Proxy Statement                                 3
                                                    OKLAHOMA CITY MARRIOTT HOTEL
  Proposal No. 1 - Election of Directors        4   3233 NORTHWEST EXPRESSWAY
    Information about Directors                 5   OKLAHOMA CITY, OKLAHOMA
      and Nominees

  Information Concerning the                    8
    Board of Directors

  Executive Officers' Compensation              9

  Report of Compensation                        9
    Committee on Executive
      Compensation

  Summary Compensation Table                   13

  Pension Plan Table                           15

  Change of Control Arrangements               16

  Company Stock Performance                    16

  Security Ownership                           17

  Section 16(a) Beneficial                     17
    Ownership Reporting Compliance

  Relationship with Independent                18
    Public Accountants

  Shareowner Proposals                         18

  Map                                          19


                                       i

OGE ENERGY CORP.
================----------------------------------------------------------------

                                                                  March 29, 1999

DEAR SHAREOWNER:

     You are cordially invited to attend the annual meeting of OGE Energy Corp. at 10:00 a.m. on Thursday, May 27, 1999, at the Oklahoma City Marriott Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma.

     The matters to be voted on at the meeting are described in the Notice of Annual Meeting of Shareowners and Proxy Statement on the following pages.

     Even though you may own only a few shares, your proxy is important in making up the total number of shares necessary to hold the meeting. Whether or not you plan to attend the meeting, please vote your shares as soon as possible. A return envelope for your proxy card is enclosed for your convenience. This year, for the first time, shareowners also have the option of voting by telephone. A toll-free number and instructions are included on the proxy card. Your cooperation will be appreciated.

     Those arriving before the meeting will have the opportunity to visit informally with the management of your Company. In addition to the business portion of the meeting, there will be reports on our current operations and outlook.

     Your continued interest in the Company is most encouraging and, on behalf of the Board of Directors and employees, of the Company, I want to express our gratitude for your confidence and support.

                                                Very truly yours,


                                            /s/ Steven E. Moore
                                                Steven E. Moore
                                                Chairman of the Board, President
                                                and Chief Executive Officer

NOTICE OF ANNUAL MEETING
OF SHAREOWNERS
========================--------------------------------------------------------

     The Annual Meeting of Shareowners of OGE Energy Corp. will be held on Thursday, May 27, 1999, at 10:00 a.m. at the Oklahoma City Marriott Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma, for the following purposes:

     (1)  To elect three directors to serve for a three-year term; and

     (2) To transact such other business as may properly come before the meeting.

The map on page 19 will assist you in locating the Oklahoma City Marriott Hotel.

     Shareowneres who owned stock on March 19, 1999, are entitled to notice of and to vote at this meeting or any adjournment of the meeting. A list of such shareowners will be available, as required by law, at our principal offices at 321 N. Harvey, Oklahoma City, Oklahoma 73102.


                                               /s/ Irma B. Elliott
                                                   Irma B. Elliott
                                                   Vice President  and Secretary
Dated: March 29, 1999

--------------------------------------------------------------------------------
IMPORTANT -- YOUR PROXY CARD IS ENCLOSED IN THIS ENVELOPE

     To assure your representation at the meeting, please vote your shares by telephone or sign, date and return the proxy promptly in the enclosed envelope. No postage is required for mailing in the United States. If your shares are held in the name of a broker, trust, bank or other nominee and you plan to attend the meeting and vote your shares in person, you should bring with you a proxy or letter from the broker, trustee, bank or nominee confirming your beneficial ownership of the shares.
--------------------------------------------------------------------------------

PROXY STATEMENT

                                                                  March 29, 1999



INTRODUCTION

     The Annual Meeting of Shareowners of OGE Energy Corp. (the "Company") will be held at the Oklahoma City Marriott Hotel, 3233 Northwest Expressway, Oklahoma City, Oklahoma, on May 27, 1999, at 10:00 a.m. For the convenience of those shareowners who may attend the meeting, a map is printed on page 19 that gives directions to the Oklahoma City Marriott Hotel. At the meeting, it is intended that the first item in the accompanying notice will be presented for action by the owners of the Company's Common Stock. The Board of Directors does not now know of any other matters to be presented at the meeting, but, if any other matters are properly presented to the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

     Your Board of Directors is sending you this proxy statement in connection with the solicitation of your proxy for use at the Annual Meeting. When you vote by telephone or sign the proxy card, you appoint Steven E. Moore, Herbert H. Champlin, and Bill Swisher as your representatives at the Annual Meeting. Messrs. Moore, Champlin, and Swisher will vote your shares, as you have instructed them, at the Annual Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to vote your shares in advance of the meeting, just in case your plans change.

     If an issue comes up for vote at the meeting that is not on the proxy card, Messrs. Moore, Champlin and Swisher will vote your shares, under your proxy, in accordance with their best judgment.

VOTING PROCEDURES; REVOCATION OF PROXY

     You may vote by mail, by phone or in person. To vote by mail, simply complete and sign the proxy card and mail it in the enclosed, prepaid and preaddressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted FOR the three named nominees.

     Shareowners of record also may vote by using the toll-free number listed on the proxy card. Telephone voting also is available to shareowners who hold their shares in the Dividend Reinvestment and Stock Purchase Plan and the OGE Energy Corp. Employees' Stock Ownership and Retirement Savings Plan (the "Retirement Savings Plan"). The telephone voting procedure is designed to verify shareowners through use of a Control Number that is provided on each proxy card. This procedure allows you to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone, you do not have to mail in your proxy card. Please see your proxy card for specific instructions.

     If you wish to vote in person, we will pass out written ballots at the meeting. If you hold your shares in street name (i.e., they are held by your broker in an account for you), you must request a legal proxy from your broker in order to vote at the meeting.

     If you change your mind after voting your proxy, you can revoke your proxy and change your vote at any time before the polls close at the meeting. You can revoke your proxy by either signing another proxy with a later date, by voting by telephone or by voting again at the meeting. Alternatively, you may provide a written statement to the Company (attention Irma B. Elliott, Vice President and Corporate Secretary) of your intention to revoke your proxy.

RECORD DATE; NUMBER OF VOTES

     If you owned shares of our Common Stock at the close of business on March 19, 1999, you are entitled to one vote per share upon each matter presented at the meeting.

     On March 1, 1999, there were 77,801,317 shares of Common Stock outstanding. The Company does not have any other outstanding class of stock. No person holds of record or, to our knowledge, beneficially owns more than 5% of our Common Stock.

EXPENSES OF PROXY SOLICITATION

     We will pay all costs associated with preparing, assembling and mailing the proxy cards and proxy statements. We also will reimburse brokers, nominees, fiduciaries and other custodians for their expenses in forwarding proxy materials to shareowners. Officers and other employees of the Company may solicit proxies by mail, personal interview, telephone and/or telegraph. In addition, we have retained Morrow & Co., Inc. to assist in the solicitation of proxies, at a fee of approximately $7,000 plus associated costs and expenses. Our employees will not receive any additional compensation for soliciting proxies.

MAILING OF PROXY STATEMENT AND ANNUAL REPORT

     This proxy statement and the enclosed proxy were mailed on or about March 29, 1999. We mailed our Annual Report for the year 1998 on or about March 29, 1999, to all of our shareowners who owned stock on March 19, 1999.

VOTING UNDER PLANS

     If you are a participant in our Retirement Savings Plan (RSP), you will receive a RSP voting directive for shares allocated to your account under the RSP. The Trustee for the RSP will vote such shares as instructed by you in your RSP voting directive. If you do not return a RSP voting directive, the Trustee will not vote your allocated RSP shares. The Trustee, however, will vote all unallocated RSP shares held in the RSP, in the same proportion that all allocated shares in the RSP are voted.

     If you are a participant in our Dividend Reinvestment and Stock Purchase Plan (DRIP), your proxy will represent the shares held on your behalf under the DRIP and such shares will be voted in accordance with the instructions on your proxy. If you do not vote your proxy, your shares in the DRIP will not be voted.

VOTING OF SHARES HELD IN STREET NAME BY
YOUR BROKER

     Brokerage firms have authority under New York Stock Exchange Rules to vote customers' unvoted shares on certain "routine" matters, including the election of directors. If you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures your shares will be voted at the meeting. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm, however, cannot vote customers' shares on non-routine matters. Accordingly, these shares (sometimes referred to as broker non-votes) are considered not entitled to vote on non-routine matters, rather than as a vote against the matter.

PROPOSAL NO. 1 -
ELECTION OF DIRECTORS
----------------------------

     The Board of Directors of the Company presently consists of nine members. The directors are classified into three groups. One class of directors is elected at each year's Annual Meeting for a three-year term and to continue in office until their successors are elected and qualified. The following three persons are the nominees of the Board to be elected for such three-year term at the Annual Meeting to be held on May 27, 1999: Mr. Herbert H. Champlin, Mrs. Martha W. Griffin and Dr. Ronald H. White. Each of these individuals is currently a director of the Company whose term as a director is scheduled to expire at the Annual Meeting.

     The enclosed proxy, unless otherwise specified, will be voted in favor of the election as directors of the previously listed three nominees. The Board of Directors does not know of any nominee who will be unable to serve, but if any of them should be unable to serve, the proxy holder may vote for a substitute nominee. No nominee or director owns more than .08% of any class of voting securities of the Company.

     For the nominees described herein to be elected as directors, they must receive a majority of the votes of shares of Common Stock present in person or by proxy and entitled to vote. Withholding authority is treated as a vote against.

     Each director of the Company is also a director of the Company's principal subsidiary, Oklahoma Gas and Electric Company ("OG&E"). The Company became the parent company of OG&E pursuant to a corporate reorganization, effective December 31, 1996.

INFORMATION ABOUT DIRECTORS AND NOMINEES
--------------------------------------------------------------------------------
     The following contains certain information as of March 1, 1999, concerning the three nominees for directors, as well as the directors whose terms of office extend beyond the Annual Meeting on May 27, 1999.
--------------------------------------------------------------------------------

NOMINEES FOR ELECTION FOR TERM EXPIRING AT 2002 ANNUAL MEETING OF SHAREOWNERS

     HERBERT  H.   CHAMPLIN,   61,  is   President   of  Champlin
Exploration,  Inc., an independent oil producer, and President of
Enid Data  Systems,  computer  marketers,  both  located in Enid,
Oklahoma.  Mr.  Champlin has been a director of the Company since     [Photo]
December 31, 1996 and of OG&E since 1982, and is chairman of the audit committee and a member of the nominating committee of the Board. Mr. Champlin also was engaged separately during 1998 as a part of his principal business occupation in the petroleum industry and had interests in oil and gas wells

--------------------------------------------------------------------------------

     MARTHA  W.  GRIFFIN,  64,  owner  of  Martha  Griffin  White
Enterprises,  is  presently  engaged  in  the  management  of her personal investments,  the operation of a ranch and various civic activities.  Prior to September 30, 1994,  she served as Chairman of the Board of Griffin  Television,  Inc.,  located in  Oklahoma
City, Oklahoma, and Chairman of the Board of Griffin Food Company
(a subsidiary of Griffin Television, Inc.). Mrs. Griffin has been
a director of the  Company  since  December  31, 1996 and of OG&E     [Photo]
since 1987,  and is chairman of the  nominating  committee  and a member of the audit  committee of the Board.  During  1998,  Mrs.
Griffin was also a major stockholder of television  station KWTV,
Channel 9, Oklahoma  City,  Oklahoma.  During 1998,  OG&E paid an
aggregate   of   approximately   $232,139  to  KWTV  for  showing
television   commercials  of  OG&E.   This  television  time  was
purchased by contract with the station, and the rate paid was no less favorable to OG&E than the rate that would have been paid to similar stations in the Oklahoma City area.

--------------------------------------------------------------------------------

     RONALD H. WHITE, M.D., 62, is a practicing  cardiologist and is President and Chief Executive  Officer of Cardiology,  Inc. in
Oklahoma City. He serves as a member of the Board of Directors of
INTEGRIS  Baptist  Medical  Center of  Oklahoma  City,  and was a     [Photo]
member of the Board of Regents of the University of Oklahoma for 14 years. Dr. White has been a director of the Company since
December 31, 1996 and of OG&E since 1989, and is a member of the audit and nominating committees of the Board.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE AT 2001 ANNUAL MEETING OF SHAREOWNERS

     LUKE  R.  CORBETT,   52,  is  Chief  Executive   Officer  of
Kerr-McGee   Corporation,   which  is  engaged  in  oil  and  gas
exploration and production and chemical  operations.  He has been employed by Kerr-McGee Corporation for more than 14 years, having
served as Chairman and Chief Executive Officer from 1997 to 1999;     [Photo]
President  and Chief  Operating  Officer  from 1995 to 1997;  and
Group Vice President from 1992 to 1995. Mr. Corbett also serves as a member of the Board of Directors of Devon Energy Corporation and BOK Financial Corporation. Mr. Corbett has been a director of the Company since December 31, 1996, and of OG&E since December
1, 1996 and is a member of the audit committee of the Board.

--------------------------------------------------------------------------------

     ROBERT  KELLEY,   53,  is  Chairman,   President  and  Chief
Executive  Officer  of Noble  Affiliates,  Inc.,  an  independent energy company with exploration and production  operations in the
United States and  international  operations  in China,  Equador,
Equatorial  Guinea and the U.K.  sector of the North Sea. He also
serves as President  and Chief  Executive  Officer of Samedan Oil     [Photo]
Corporation,  Chairman and Chief  Executive  Officer of Noble Gas
Marketing  Inc.,  and  President and Chief  Executive  Officer of
Noble  Trading,   Inc.,   wholly-owned   subsidiaries   of  Noble
Affiliates, Inc. Mr. Kelley has been a director of the Company since December 31, 1996 and of OG&E since January 17, 1996, and is a member of the audit and compensation committees of the Board.

--------------------------------------------------------------------------------

     BILL   SWISHER,   68,  is  Chairman  of  the  Board  of  CMI
Corporation,  a manufacturer of road construction  equipment that
is located in Oklahoma  City,  Oklahoma.  Mr.  Swisher has been a     [Photo]
director of the Company since December 31, 1996 and of OG&E since
1979, and is chairman of the compensation committee and a member of the audit committee of the Board.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS WHOSE TERMS EXPIRE AT 2000 ANNUAL MEETING OF SHAREOWNERS

     WILLIAM E.  DURRETT,  68, is Senior  Chairman  of the Board,
American Fidelity  Corporation,  an insurance holding company and
President and Chief Executive Officer of North American Insurance
Agency,  Inc. From November 1989 to 1998,  Mr.  Durrett served as
Chairman,  President  and Chief  Executive  Officer  of  American
Fidelity  Corporation.  He also  serves as a member of the Boards     [Photo]
and  holds  various   executive   positions  in  numerous   other
subsidiaries of American Fidelity Corporation. He also serves as a director of BOK Financial Corporation and Chairman of the Board of Integris Health. Mr. Durrett has been a director of the Company since December 31, 1996, and of OG&E since March 1991, and is a member of the audit and compensation committees of the Board.

--------------------------------------------------------------------------------

     H. L.  Hembree,  III, 67, is Managing  Partner of Sugar Hill
Partners,   a  family  partnership  engaged  in  trucking,   tire
remanufacturing, agriculture and oil and gas exploration, located
in Fort Smith,  Arkansas.  Prior to 1998,  he was Chairman of the     [Photo]
Executive  Committee  of  Merchants  National  Bank,  Fort Smith,
Arkansas.  He has been a director of the Company  since  December
31, 1996, and of OG&E since 1985, and is a member of the compensation committee of the Board.

--------------------------------------------------------------------------------

     STEVEN  E.  MOORE,  52,  is  Chairman,  President  and Chief
Executive  Officer  of the  Company  and  of  OG&E,  having  been appointed to such positions with the Company  effective  December
31,  1996.  Mr. Moore was  appointed  President of OG&E in August
1995, and as Chief Executive  Officer and Chairman of OG&E in May     [Photo]
1996. Mr. Moore has been employed by OG&E for more than 24 years, having previously served as Senior Vice President of Law and Public Affairs. He also serves as a director of BOK Financial
Corporation and has served on many industry-wide committees in the electric utility industry. Mr. Moore has been a director of the Company since 1996 and of OG&E since October 1995.

--------------------------------------------------------------------------------

INFORMATION CONCERNING THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     Each member of our Board of Directors is also a director of OG&E. The Board of Directors of the Company met on 6 occasions during 1998 and the Board of Directors of OG&E met on 6 occasions during 1998. Each director attended 100% of the total number of meetings of the Boards of Directors and the committees of the Boards on which he or she served, with the exception of Messrs. Hembree and Kelley, who attended approximately 90% of such total number of meetings.

COMMITTEES. The committees of the Company's Board of Directors include a compensation committee, an audit committee and a nominating committee. The Directors who are members of the various committees of the Company serve in the same capacity for purposes of the OG&E Board.

The members of the committees, and the duties and responsibilities of the committees are described below.


NAME OF COMMITTEE              FUNCTIONS OF THE                   NUMBER OF
   AND MEMBERS                    COMMITTEE                    MEETINGS IN 1998
   -----------                    ---------                    ----------------
COMPENSATION COMMITTEE:     Reviews and recommends                     4
  William E. Durrett        o compensation of principal
  H.L. Hembree, III             officers
  Robert Kelley             o salary policy
  Bill Swisher*             o benefit programs
                            o compensation for outside
                                directors
                            o future objectives and goals of
                                Company

AUDIT COMMITTEE:            Reviews and recommends                     2
  Herbert H. Champlin*      o internal audit procedures
  Luke R. Corbett           o engagement of independent
  William E. Durrett            public accountants
  Martha W. Griffin         o matters having a material effect
  Robert Kelley                 upon financial operations
  Bill Swisher              Reviews with independent
  Ronald H. White               accountants results of
                                auditing engagement

NOMINATING COMMITTEE:       Reviews and recommends                     2
  Herbert H. Champlin       o nominees for election as
  Martha W. Griffin*            directors
  Ronald H. White           o membership of director
                                committees
-------------------------
* Chairperson

     SHAREOWNER NOMINATIONS FOR DIRECTORS. It is expected that the nominating committee will consider nominees recommended by shareowners in accordance with our By-laws. Our By-laws provide that if you intend to nominate director candidates for election at an Annual Meeting of Shareowners you must deliver written notice to the Corporate Secretary not later than 90 days in advance of the meeting. The notice must set forth certain information concerning you and the nominee(s), including each nominee's name and address, a representation that you are entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in your notice, a description of all arrangements or understandings between you and each nominee and any other person pursuant to which the nomination or nominations are to be made by you, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the nominee(s) and the consent of each nominee to serve as a director if so elected. The chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     DIRECTOR COMPENSATION. Compensation of non-officer directors of the Company during 1998 consisted of an annual retainer fee of $35,500, of which $2,000 was payable monthly in cash (the same amount that has been paid monthly since August
1994) and $11,500 was deposited in the director's Stock Account under the Directors' Deferred Compensation Plan and converted to 411.633 common stock units based on the closing price of the Company's Common Stock on November 30, 1998. In addition, all non-officer directors received $1,000 for each Board meeting and $1,000 for each committee meeting attended. These amounts represent the total fees paid to directors in their capacities as directors of the Company and OG&E.

     Under the Directors' Deferred Compensation Plan, non-officer directors may defer payment of all or part of their attendance fees and the cash portion of their annual retainer fee, which deferred amounts are, at their election, credited to a Dollar Account or a Stock Account or a combination of both, on the date the deferred amounts otherwise would have been paid.

     Amounts credited to the Dollar Account accrue interest approximately equal to the commercial paper rate for established companies. Amounts credited to the Stock Account are converted into common stock units equal in number to the number of shares of the Company's Common Stock which the amounts would purchase based on the fair market value of the Company's Common Stock on the date the amounts would otherwise be paid. The Stock Account is credited on each dividend payment date for the Company's Common Stock with additional common stock units by dividing the aggregate cash dividend which would have been paid if existing common stock units were actual shares of the Company's Common Stock by the fair market value of the Company's Common Stock as of the dividend payment date.

     When an individual ceases to be a director of the Company, all amounts credited under the Plan are paid in cash in a lump sum or installments, with the value of common stock units based on the fair market value of the Company's Common Stock at the time of payment. In addition, amounts that are credited to the Stock Account are automatically transferred to a Dollar Account upon the occurrence of certain mergers and related transactions in which the Company is not the survivor. As an alternative to these investment options, a non-officer director may have all or any deferred portion of the attendance fees and the cash portion of the annual retainer fee applied to purchase life insurance for the director.

     Historically, for those directors who retired from the Board of Directors after 10 years or more of service, the Company and OG&E continued to pay their annual cash retainer until their death. In November 1997, the Board eliminated this retirement policy for directors. Directors who retired prior to November 1997, however, will continue to receive benefits under the former policy.


EXECUTIVE OFFICERS' COMPENSATION
--------------------------------------------------------------------------------
     The Compensation Committee of the Board of Directors of the Company (the "Committee") administers our executive compensation program. The Committee's report on compensation paid to executive officers during 1998 is set forth below.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     GENERAL. The primary goals of the Committee in setting executive compensation in 1998 were: (i) to provide a total compensation package that would enable us to attract and retain key executives and (ii) to align the interests of our executives with those of our shareowners and also with our performance.

     Compensation of our executive officers in 1998 was comprised primarily of salary, annual awards under our Annual Incentive Compensation Plan, long-term awards under our Stock Incentive Plan, and benefits under our Employees' Retirement Savings Plan and pension plan. Virtually all of our employees, including executive officers, are eligible to participate in the Retirement Savings Plan and pension plan. Both the Retirement Savings Plan and pension plan have a supplemental restoration plan that enables executive officers to receive the same benefits that they would have received in the absence of limitations imposed by the federal tax laws on contributions or payouts. In addition, a Supplemental Executive Retirement Plan (the "SERP"), which was adopted in 1993, offers attractive pension benefits to lateral hires. The SERP is not expected to benefit present executive officers generally who remain employed by the Company or OG&E until age 65. In reviewing the benefits under the SERP, Retirement Savings Plan, pension plan and related restoration plans, the Committee sought in 1998 to provide participants with benefits at least commensurate with those offered by other utilities of comparable size. The restoration plans for the Retirement Savings Plan and pension plan contain provisions requiring their immediate funding in the event of certain mergers, consolidations or tender offers involving the Company.

     In recent years, the Committee has significantly altered the structure of the executive compensation system and the composition of the individual compensation packages, shifting from a compensation system based in large part on individual performance and continued employment to a compensation system that places a significant portion of compensation at risk dependent on the performance of the Company and its subsidiaries. Also, in an effort to ensure the continued competitiveness of our executive compensation policies, the Committee in 1997 changed the groups of companies whose compensation data was considered in setting compensation for our executive officers. Base salary continued to be set generally at approximately the average of the compensation paid to similar executives within the approximately 120 electric utilities included in the Edison Electric Institute Survey1 (the "Base Salary Survey Group"). Yet, in making long-term and annual incentive compensation awards, the Committee generally sought to set such awards at approximately the 25th percentile of the awards made to similar executives in the Towers Perrin General Industry Compensation Data Bases 1 (the "Incentive Compensation Survey Group"), which as the name implies includes companies of comparable size from other industries, not just utility companies. This change caused the Company's executive officers in 1997 and 1998 to receive a greater portion of their total compensation in incentive-based awards than they had in prior years.

     A Federal tax law currently limits our ability to deduct an executive's compensation in excess of $1,000,000 unless such compensation qualifies as "performance based compensation" or certain other exceptions are met. This law did not impact us in 1998. The Committee has continued to analyze the structure of its salary and various compensation programs in light of this law. The Committee's present intent is to take appropriate steps to ensure the continued deductibility of its executive compensation. For this reason, the Committee and the Board of Directors recommended, and the shareowners approved, the Stock Incentive Plan and a new Annual Incentive Plan at the 1998 Annual Meeting so that certain compensation payable thereunder would qualify for the "performance based compensation" exception to the $1,000,000 deduction limit and thereby continue to be deductible by the Company.

     BASE SALARY. The base salaries for our executive officers in 1998 were designed to be competitive with the Base Salary Survey Group and generally approximated the salary at the 50th percentile of the range for comparable executives employed by companies in the Base Salary Survey Group. Actual base salaries were determined based on individual performance and experience. The salaries of executive officers for 1998 were determined in November 1997, with an effective date of January 1, 1998 and were subject to adjustment during the year if an individual's duties and responsibilities changed.

     ANNUAL INCENTIVE COMPENSATION PLAN. Awards with respect to 1998 performance were made under the old Annual Incentive Compensation Plan to 47 employees, including all executive officers. The Plan was designed to provide key management personnel with annual incentive awards, the payment of which is tied to the achievement of specified Company objectives relating to profitability. Payouts of the awards were in cash and were dependent primarily on the achievement of the corporate and individual goals that were established by the Committee in January 1998. The corporate goals were based: (i) 50% on total shareowner return compared to a peer group of utilities and an earnings per share target established by the Committee and (ii) 50% on operating and maintenance expense and capital expense targets established by the Committee. The amount of the award for each executive officer was expressed as a percentage of base salary (the "targeted amount"), with the officer having the ability, depending upon achievement of corporate goals, to receive from 0% to 150% of such targeted amounts. For 1998, the targeted amounts ranged from 20% to 50% of base salary and approximated the 25th percentile of the level of such awards granted to comparable executives employed by companies in the Incentive Compensation Survey Group.

     The percentage of the targeted amount that an officer ultimately received was subject to being increased or decreased by up to 20% at the discretion of the Committee, depending on the individual's achievement of pre-established personal goals approved by the Committee. In no event, however, were any payouts made unless the specified minimum corporate performance goals were satisfied. For 1998, our earnings per share ($2.04) and capital expense both were better than the target levels, while the operating and maintenance expenses and total shareholder return were below the target levels. Corporate performance in 1998 and performance by executive officers of their pre-established personal goals resulted in payouts ranging from 128% to 134% of their target amounts and from 25.7% to 66.75% of their base salaries.

     As noted above, shareowners approved a new Annual Incentive Plan at the 1998 Annual Meeting of

--------------------------------------------------------------------------------

1 The companies in the Base Salary Survey Group and Incentive Compensation Survey Group are not the same as the utilities in the Dow Jones Electric Index utilized in the Stock Performance Graph on page 16. The Base Salary Survey Group and Incentive Compensation Survey Groups were selected by Towers Perrin and, in the judgment of the Committee, are appropriate peer groups to use for compensation purposes.

Shareowners. The new Plan has replaced the old Annual Incentive Plan with respect to annual awards in 1999 and subsequent years. The new Annual Incentive Plan is expected to operate in the same general fashion as the old plan, except that the Committee will cease to have the discretion to increase, based on individual performance, the amount payable to any of our top five most highly-paid executive officers.

     LONG-TERM AWARDS. Another significant component of executive compensation in 1998 was long-term awards under our Company's Stock Incentive Plan, which, as noted above, also was approved by the shareowners at the 1998 Annual Meeting. The Plan provides for the grant of any or all of the following types of awards: stock options, stock appreciation rights, restricted stock and performance units. In 1998, the Committee made awards of stock options and restricted stock. In making awards of restricted stock and stock options, the Committee considered numerous factors as discussed below and sought generally to provide executives with an aggregate value of restricted stock and stock options equal to the expected value of long-term incentives payable to executives in the 25th percentile of the Incentive Compensation Survey Group. For 1998, this long-term targeted amount was awarded 50% in restricted stock and 50% in stock options for each executive officer, except for Messrs. Moore and Strecker who received 33 1/3% in restricted stock and 66 2/3% in stock options.

     Stock options were granted to executive officers during the first quarter of 1998 at an exercise price equal to the fair market value at the date of the grant. The options have a 10-year term and vest over 3 years, with one-third of the options becoming exercisable at the end of each year. Since options were granted with an exercise price equal to the market value of our Common Stock at the time of grant, they provide no value unless our stock price increases after the options are granted. These awards are thus tied to stock price appreciation in excess of the stock's value at time of grant, rewarding executives as if they shared in the ownership of the Company. The number of shares subject to options for each executive officer was determined by taking the expected value to be provided in options, as determined above, and dividing that amount by the estimated current value of an option for our stock using the Black-Scholes Option Pricing methodology provided by an outside compensation consultant. This resulted in executive officers receiving stock options with an estimated value of approximately 13.3% to 40% of their 1998 base salaries.

     The restricted stock awards in 1998 under the Stock Incentive Plan were similar to the awards in prior years under the former Restricted Stock Plan. Each share of restricted stock is subject to a Restriction Period of three years during which the share is subject to forfeiture if the recipient of the share ceases to render substantial services to the Company or a subsidiary for any reason (other than death, disability or normal retirement) and during which the share may not be transferred.

     Awards of restricted stock under the Stock Incentive Plan were made at the end of 1998 and were based on the individual's performance during 1998. In evaluating an individual's performance, the Committee considered individual job performance, experience and individual characteristics such as leadership and dedication, with no particular weight given to one factor over another. As noted above, the Committee also considered the long-term incentives awarded to similar executives by corporations in approximately the 25th percentile of the Incentive Compensation Survey Group and awarded restricted stock to executive officers having a value (based on the fair market value of the Company's Common Stock on the date of the award) of approximately 6.7% to 20% of such executive officer's anticipated 1999 base salary.

     As in prior years, each share of restricted stock awarded in 1998 is subject to forfeiture during a Restriction Period. Moreover, as in prior years, the shares awarded in 1998 to all the executive officers contained a significant additional condition. Such officers generally will be entitled at the end of the Restriction Period of three years to keep the full amount of the shares awarded to them only if the Company during such period meets or exceeds a specific return on equity target as compared to the return on average equity for the approximately 90 electric and combination utility companies (including utility holding companies) shown in the Merrill Lynch & Co., Inc. Data Sheet-Electric and Combination Utility Companies (the "Merrill Lynch Index") with the officer receiving fewer shares and possibly no shares depending on the Company's performance relative to the performance of the companies in the Merrill Lynch Index. The Committee's rationale for this additional condition was to continue to reward past service and to align the officers' interests with those of our shareowners and, at the same time, to tie the restricted stock awards directly to long-term corporate performance. The amount of shares awarded in 1998 that an officer will ultimately receive will not be determined until the end of 2001. Prior awards of restricted stock were not considered by the Committee in making awards in 1998.

     CEO COMPENSATION. The 1998 compensation for Mr. Moore consisted of the same components as the compensation for other executive officers. Mr. Moore's 1998 salary was increased from $425,000 to $460,000, effective January 1, 1998, and his 1998 targeted award under the Annual Incentive Plan was set at 50% of his base salary, which the Compensation Committee be-
lieved were appropriate levels based on his performance and his prior experience. As a result of 1998 performance as described above, he received a payout of $307,050 under the Annual Incentive Plan, representing 134% of his composite targeted award, of which 114% was attributable to corporate performance and 20% was attributable to his individual performance. The awards of restricted stock and stock options made to Mr. Moore were based on his prior performance and a comparison of his award to the long-term compensation of other chief executive officers in the 25th percentile of the Incentive Compensation Survey Group. Consideration also was given to Mr. Moore's prior experience with the Company and OG&E, his demonstrated leadership skills and his positive reputation within the community and utility industry. Based on these factors, the Committee determined to grant Mr. Moore a restricted stock award having an approximate value at the date of its grant of 20% of his anticipated base salary for 1999 and stock options having an expected value of approximately 40% of his 1998 base salary. As was the case with respect to awards of restricted stock to other key officers, Mr. Moore's ultimate receipt of the shares awarded to him will be dependent upon the Company's achievement of specified return on equity targets during 1999, 2000 and 2001.

     CONCLUSION. The Committee believes that our Company's executive compensation system serves the interests of the Company and our shareowners effectively. The Committee takes very seriously its responsibilities with respect to our executive compensation system. To this end, the Committee will continue to monitor and revise the compensation policies as necessary to ensure that our compensation system continues to meet the needs of the Company and our shareowners.

     COMPENSATION COMMITTEE

Bill Swisher, Chairman
William E. Durrett, member
Hugh L. Hembree, III, member
Robert Kelley, member


SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------

     The following table provides information  regarding  compensation  paid or to be paid by us or any of our  subsidiaries  to the
Chief Executive Officer and four other most highly  compensated executive officers for the past three years. To the extent the table shows zeros for other annual  compensation,  stock options, stock  appreciation  rights or payouts under long-term  incentive  plans for a particular year, no amounts were  required to be  reported in  such year or, in  the  case of  other annual  compensation, the amounts were below the threshold required for disclosure under the SEC's rules.


                                                                            Long Term Compensation
                                                                       --------------------------------
                                             Annual Compensation               Awards           Payouts
                                       ------------------------------  -----------------------  -------
                                                            Other       Restricted  Securities
                                                            Annual        Stock     Underlying    LTIP      All Other
Name and Principal                     Salary  Bonus(1)  Compensation    Awards(2)   Options/    Payouts  Compensation(3)
    Position                   Year      ($)     ($)         ($)           ($)        SAR(#)       ($)         ($)
------------------             ----    ------  -------- -------------   ----------  ----------  --------  ---------------

S.E. Moore, Chairman,          1998    460,000  307,050         0          99,000     104,000        0        50,754
  President and                1997    416,667  246,500         0          91,982        0           0        38,309
  chief Executive Officer      1996    337,708  146,072         0         101,291        0           0        28,489


A.M. Strecker                  1998    297,500  158,866         0          58,667      41,400        0        35,165
  Executive Vice President     1997    225,500  116,218         0          36,630        0           0        14,987
  and Chief Operating          1996    206,667   62,816         0          51,653        0           0        19,242
  Officer


J.T. Coffman                   1998    175,000   70,088         0          22,167      12,400        0        28,107
  Vice President Power         1997    143,333   63,075         0          21,825        0           0        16,361
  Supply                       1996    134,167   39,420         0          26,814        0           0        14,913


J.R. Hatfield                  1998    175,000   70,088         0          22,167      12,400        0        22,364
  Vice President and           1997    143,000   63,075         0          21,825        0           0        12,939
  Treasurer                    1996    132,083   40,166         0          26,402        0           0         9,089


M.D. Bowen, Jr.                1998    150,000   57,825         0          13,750      10,600        0        26,048
  Vice President Power         1997    142,833   60,900         0          18,722        0           0        17,040
  Delivery                     1996    130,333   38,544         0          26,067        0           0        15,447

-----------------

(1)  As explained on page 10, amounts in this column reflect payouts under the Annual Incentive Compensation Plan.

(2)  Amounts in this column  reflect the market value of the shares of Restricted  Stock awarded  under the  Restricted  Stock Plan, and the Stock Incentive Plan, based on the  closing  price of the  Company's  Common  Stock on the date the award was made. The number of shares  awarded in 1998, 1997 and 1996, as adjusted to reflect the 1998-2-for-1 stock split, was as follows:  (i) Mr.
     Moore, 3,881 shares, 3,616 shares, and 4,926 shares, respectively; (ii) Mr. Strecker,  2,300 shares,  1,440 shares,  and  2,512 shares, respectively; (iii) Mr. Coffman, 869 shares, 858 shares, and 1,304 shares, respectively; (iv) Mr. Hatfield, 869 shares,
     858 shares, and 1,284 shares,  respectively;  and (v) Mr. Bowen,  539 shares,  736 shares, and 1,266 shares,  respectively.  In the absence of death,  disability or normal retirement,  the shares awarded to these individuals are subject to  forfeiture for three years with the amount the recipient ultimately receives dependent on Company  performance. The total number of shares and market value of Restricted  Stock held by each of the  named individuals  as of  December 31, 1998, were as follows: Mr. Moore,
     15,039 shares, $436,131; Mr. Strecker, 8,226 shares, $238,554; Mr. Coffman, 4,289 shares, $124,381; Mr. Hatfield, 4,269 shares,
     $123,801; and Mr. Bowen, 3,717 shares, $107,793.   Dividends are paid  to these individuals on  the shares of Restricted  Stock owned by them.

(3)  Amounts in this column for 1998 reflect: (i) for Mr. Moore, $31,793 (Retirement Savings Plan and Retirement Savings Restoration
     Plan) and $18,961  (insurance  premiums);  (ii) for Mr.  Strecker,  $18,617  (Retirement  Savings Plan and  Retirement  Savings
     Restoration  Plan) and $16,548  (insurance  premiums);  (iii) for Mr. Coffman, $10,713 (Retirement  Savings Plan and Retirement
     Savings  Restoration  Plan) and $17,394  (insurance  premiums);  (iv) for Mr. Hatfield,  $7,142  (Retirement  Savings  Plan and
     Retirement Savings  Restoration Plan) and $15,222 (insurance  premiums); and (v) for Mr. Bowen, $9,491 (Retirement Savings Plan
     and Retirement Savings  Restoration  Plan), and $16,557 (insurance  premiums). A significant  portion of the insurance premiums reported for each of these  individuals is for life insurance  policies and such premiums are recovered by the Company from the proceeds of the policies.


OPTIONS AND STOCK APPRECIATION RIGHTS (SARs)
------------------------------------------------------------------------------------------------------------------------------------

     The  following  table  indicates  for  each of  the  named  executives   (i) the extent  to   which  the   Company  used  stock
options and  SARs for  executive compensation  purposes in 1998 and (ii) the potential  value of such options and SARs as determined pursuant to the SEC rules.

OPTIONS AND SARS GRANTED IN 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Potential Realizable Value
                                                                                                    at Assumed Annual Rates
                                                                                                         of Stock Price
       Individual Grants                                                                          Appreciation for Option Term
    -----------------------                                                                       ----------------------------

    (a)                 (b)                    (c)                  (d)               (e)             (f)             (g)

                                        % of Total Options
                                       and SARs Granted to       Exercise or
                    Options/SARs            Employees            Base Price        Expiration
    Name             Granted(1)#             in 1998              ($/Share)           Date          5%($)(2)       10%($)(2)
    ----            ------------       -------------------       -----------       ----------       --------       ---------
S.E. Moore             104,000                27.97                $25.75            1/21/08       $1,684,176      $4,268,066
A.M. Strecker           41,400                11.14                $25.75            1/21/08         $670,432      $1,699,019
J.T. Coffman            12,400                 3.34                $25.75            1/21/08         $200,806        $508,885
J.R. Hatfield           12,400                 3.34                $25.75            1/21/08         $200,806        $508,885
M.D. Bowen              10,600                 2.85                $25.75            1/21/08         $171,656        $435,014
-------------

(1)  Options  were  granted  on  January  21,  1998 and  become  exercisable  in one-third annual  installments  beginning one  year from the date of grant. No SARs were awarded for 1998.

(2)  The hypothetical potential appreciation shown in columns (f) and (g) for the named executives is required by the SEC rules. The amounts in these columns do not represent  either the  historical or  anticipated  future level of  appreciation of our  Common
     Stock.


     The following table indicates for  each of the  named executives the  number and value of exercisable and unexercisable options and SARs as of December 31, 1998.



AGGREGATED OPTION AND SAR EXERCISES IN 1998
AND FY-END OPTION/SAR VALUE
------------------------------------------------------------------------------------------------------------------------------------

         (a)                        (b)                 (c)                     (d)                               (e)

                                                                        Number of Unexercised        Value of Unexercised In-the-
                                                                    Options and SARs at 12/31/98       Money Options and SARs at
                             Shares Acquired on      Realized          (#) - Exercisable (ex)/      12/31/98 ($) - Exercisable (ex)/
        Name                    Exercise (#)         Value ($)           Unexercisable (unex)            Unexercisable (unex)
        ----                    ------------         ---------      ----------------------------    --------------------------------
     S.E. Moore                     N/A                 N/A                      0    (ex)                        0    (ex)
                                                                           104,000  (unex)                 $338,000  (unex)

     A.M. Strecker                  N/A                 N/A                      0    (ex)                        0    (ex)
                                                                            41,400  (unex)                 $134,550  (unex)

     J.T. Coffman                   N/A                 N/A                      0    (ex)                        0    (ex)
                                                                            12,400  (unex)                  $40,300  (unex)

     J.R. Hatfield                  N/A                 N/A                      0    (ex)                        0    (ex)
                                                                            12,400  (unex)                  $40,300  (unex)

     M.D. Bowen                     N/A                 N/A                      0    (ex)                        0    (ex)
                                                                            10,600  (unex)                  $34,450  (unex)
---------------------------
*  Share price on December 31, 1998 was $29.00.   Unexercisable options were granted on  January 21, 1998 at a  price of $25.75.  No
   SARs were granted in 1998.

                                       14


PENSION PLAN TABLE
------------------------------------------------------------------------------------------------------------------------------------

     The Company and OG&E  maintain a qualified  non-contributory  pension  plan (the "Retirement Plan") covering all  employees who have completed one year's service.  Subject to limitations imposed by the Employee Retirement Income Security Act of 1974 ("ERISA"),
benefits payable under the Retirement Plan are based upon (i) the average of the five highest consecutive years of cash compensation
(which for the  executives  named   in the  Summary   Compensation   Table  prior  to  1993 consisted   solely of  salaries  and for
subsequent  years  consists of salary and bonus) during an employee's last ten years prior to retirement and (ii) length of service.
Social  Security  benefits  are  deducted in  determining  benefits payable under the Retirement Plan.  Compensation  covered by the
Retirement Plan includes salaries,  bonuses and overtime pay. Retirement benefits are payable to participants upon normal retirement
(at or after age 65) or early retirement (at or after  attaining  age 55 and  completing  five or more years of service), to  former employees after reaching  retirement age who have completed five or more years of service before terminating their employment and to participants after reaching retirement age upon total and permanent disability. As indicated above, the benefits  payable  under the
Plan are subject to maximum  limitations  under ERISA.  Should  benefits for a participant at the time of retirement exceed the then permissible  limits of ERISA, the Retirement  Restoration  Plan will  provide benefits through a lump-sum  distribution  actuarially equivalent to the amounts that would have been payable to such  participant  annually under the  Retirement Plan  but for the  ERISA limits.  The Company and OG&E fund the estimated benefits payable under the Retirement  Restoration Plan through  contributions to a trust for the benefit of those  employees  who  will be  entitled  to receive  payments under the  Retirement Restoration Plan.

     The following table sets forth the estimated  annual benefits  payable  upon normal  retirement under the  Retirement Plan  and
Retirement Restoration Plan to persons in the compensation classification specified.
------------------------------------------------------------------------------------------------------------------------------------
   Average                                Years of Service at Retirement
 Compensation  ---------------------------------------------------------------------------------
5 Highest Years     10        15        20        25        30        35        40        45
================================================================================================

    $  100,000    $ 13,352  $ 20,029  $ 26,705  $ 33,381  $ 40,057  $ 46,733  $ 53,410  $ 60,086
       125,000      17,102    25,654    34,205    42,756    51,307    59,858    68,410    76,961
       150,000      20,852    31,279    41,705    52,131    62,557    72,983    83,410    93,836
       175,000      24,602    36,904    49,205    61,506    73,807    86,108    98,410   110,711
       200,000      28,352    42,529    56,705    70,881    85,057    99,233   113,410   127,586
       225,000      32,102    48,154    64,205    80,256    96,307   112,358   128,410   144,461
       250,000      35,852    53,779    71,705    89,631   107,557   125,483   143,410   161,336
       300,000      43,352    65,029    86,705   108,381   130,057   151,733   173,410   195,086
       350,000      50,852    76,279   101,705   127,131   152,557   177,983   203,410   228,836
       400,000      58,352    87,529   116,705   145,881   175,057   204,233   233,410   262,586
       450,000      65,852    98,779   131,705   164,631   197,557   230,483   263,410   296,336
       500,000      73,352   110,029   146,705   183,381   220,057   256,733   293,410   330,086
       550,000      80,852   121,279   161,705   202,131   242,557   282,983   323,410   363,836
       600,000      88,352   132,529   176,705   220,881   265,057   309,233   353,410   397,586
       650,000      95,852   143,779   191,705   239,631   287,557   335,483   383,410   431,336
       700,000     103,352   155,029   206,705   258,381   310,057   361,733   413,410   465,086
       750,000     110,852   166,279   221,705   277,131   332,557   387,983   443,410   498,836
       800,000     118,352   177,529   236,705   295,881   355,057   414,233   473,410   532,586
       850,000     125,852   188,779   251,705   314,631   377,557   440,483   503,410   566,336
       900,000     133,352   200,029   266,705   333,381   400,057   466,733   533,410   600,086
       950,000     140,852   211,279   281,705   352,131   422,557   492,983   563,410   633,836
     1,000,000     148,352   222,529   296,705   370,881   445,057   519,233   593,410   667,586

      As of December 31, 1998, the credited years of service for the individuals listed in the Summary Compensation Table on page 13 are as follows: S. E. Moore - 24 years; A. M. Strecker - 27 years; J. T. Coffman - 28 years; J. R. Hatfield - 4 years and M.D. Bowen
- 33 years.

     In 1993, OG&E adopted a Supplemental Executive Retirement Plan (the "SERP"). The SERP is an unfunded  supplemental plan that is not subject to the benefits limit imposed by ERISA. The plan generally  provides for an annual retirement benefit at age 65 equal to
65% of the participant's average cash  compensation during his or her  final 36 months of  employment,  reduced by  Social  Security benefits, by amounts payable under the Retirement and  Restoration Plans described above and by amounts received under pension plans from other employers.  For a participant in the SERP who  retires  before age 65, the 65%  benefit is  reduced,  with the  reduction being 1% per year for ages 62 through 64, an  additional  2% per year for ages 60 through 61, an  additional 4% per year for ages 58 through 59 and an additional 6% per year for ages 55 through 57, so that a participant retiring at age 55 would  receive  32% of his average cash  compensation  during his final 36 months,  reduced by the deductions set forth  above.  None of the individuals listed in the Summary  Compensation Table on page 13 has received or is expected to receive benefits under the SERP at normal retirement as the benefits payable to such individuals  under the  Retirement and Restoration  Plans are expected to  exceed the benefits  payable under the SERP.

                                       15

CHANGE OF CONTROL ARRANGEMENTS
--------------------------------------------------------------------------------

     The Company and OG&E have entered into employment agreements with each officer of the Company and OG&E. Under the agreements, the officer is to remain an employee for a three-year period following a change of control of the Company (the "Employment Period"). During the Employment Period, the officer is entitled to (i) an annual base salary in an amount at least equal to his or her base salary prior to the change of control, (ii) an annual bonus in an amount at least equal to his or her highest bonus in the three years prior to the change of control, and (iii) continued participation in the incentive, savings, retirement and welfare benefit plans. The officer also is entitled to payment of expenses and provision of fringe benefits to the extent paid or provided to (a) such officer prior to the change of control or (b) other peer executives of the Company.

     If, during the Employment Period, the officer's employment is terminated by the employer for reasons other than cause or disability or by such officer due to a change in employment responsibilities, the officer is entitled to the following payments: (i) all accrued and unpaid compensation and (ii) a severance payment equal to 2.99 times the sum of such officer's (a) annual base salary and
(b) highest recent annual bonus. The officer also is entitled to continued welfare benefits for three years and outplacement services. If the payment of the foregoing benefits, when taken together with any other payments to the officer, would result in the imposition of the excise tax on excess parachute payments under Section 4999 of the Internal Revenue Code of 1986, as amended, then the severance benefits will be reduced if such reduction results in a greater after-tax payment to the officer. The officer is entitled to receive such amounts in a lump-sum payment within 30 days of termination. A change of control encompasses certain mergers and acquisitions, changes in Board membership and acquisition of securities of the Company.

COMPANY STOCK PERFORMANCE
--------------------------------------------------------------------------------

     The following graph shows a five-year comparison of cumulative total returns for the Company's Common Stock, the Dow Jones Global - US Index and the Dow Jones Electric Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was 100 at December 31, 1993, and that all dividends were reinvested.


                                    [GRAPH]



                           OGE        Dow Jones
Measurement Period        Energy      Global-US         Dow Jones
(Fiscal Year Covered)      Corp.        Index         Electric Index
---------------------     ------     ------------     --------------
        1993               100           100               100
        1994                96           100                87
        1995               135           138               115
        1996               140           170               116
        1997               196           228               147
        1998               218           294               168


SECURITY OWNERSHIP
--------------------------------------------------------------------------------

     The following table shows the number of shares of the Company's Common Stock beneficially owned on March 1, 1999, by each Director, by each of the Executive Officers named in the compensation table on page 13, and by all Executive Officers and Directors as a group:


                                             Number of Common Shares(1) (2)


     Herbert H. Champlin                                17,171
     Luke R. Corbett                                     4,131
     William E. Durrett                                 10,909
     Martha W. Griffin                                  11,062
     H. L. Hembree, III                                 41,907
     Robert Kelley                                       8,113
     Bill Swisher                                       49,801
     Ronald H. White                                     9,947
     S.E. Moore                                         59,655
     A.M. Strecker                                      49,774
     J.T. Coffman                                       15,033
     J.R. Hatfield                                      15,117
     M.D. Bowen                                         17,582

     All Executive Officers and                        363,270
     Directors as a group
     (17 persons)
-----------------

(1)  The number of shares  indicated  in this table and  elsewhere in this Proxy
     Statement have been adjusted to reflect the 2-for-1 stock split that occurred in June 1998.

(2) Ownership by each executive officer is less than .08% of the class, by each director other than Mr. Moore is less than .06% of the class and, for all executive officers and directors as a group, is less than .47% of the class. Amounts shown include shares for which, in certain instances, an individual has disclaimed beneficial interest. Amounts shown for executive officers include 156,509 shares of Common Stock representing their interest in shares held under the Company's Retirement Savings Plan, Restricted
     Stock Plan, and Stock Incentive Plan for which in certain instances they have voting power but not investment power.

(3)  Amounts shown for Messrs.  Champlin,  Corbett,  Durrett,  Hembree,  Kelley,
     Swisher and White,  and for Mrs.  Griffin include,  15,328,  3,895,  7,305,
     22,193, 6,113, 37,801, 7,947, 6,402 common stock units, respectively, under the Directors' Deferred Compensation Plan.

     The information on share ownership is based on information furnished to us by the individuals listed above and all shares listed are beneficially owned by the individuals or by members of their immediate family unless otherwise indicated.

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Under federal securities laws, our directors and executive officers are required to report, within specified monthly and annual due dates, their initial ownership in the Company's common stock and subsequent acquisitions, dispositions or other transfers of interest in such securities. We are required to disclose whether we have knowledge that any person required to file such a report may have failed to do so in a timely manner. To our knowledge, all of our directors and officers subject to such reporting obligations have satisfied their reporting obligations in full for 1998, except for Steven R. Gerdes. Mr. Gerdes became an executive officer this year and filed his required initial report of ownership after the due date for such report.

RELATIONSHIP WITH INDEPENDENT
PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

     During 1998, the Company and Oklahoma Gas and Electric Company engaged Arthur Andersen LLP as its independent public accountants. The Board of Directors has appointed Arthur Andersen LLP as the independent public accountants for the Company and OG&E for 1999. Representatives of Arthur Andersen LLP will be present at the Annual Meeting of Shareowners and will have the opportunity to make a statement if they so desire. Such representatives will be available to respond to appropriate questions from shareowners at the meeting.

SHAREOWNER PROPOSALS
--------------------------------------------------------------------------------

     Any shareowner proposal intended to be included in the proxy statement for the Annual Meeting in 2000 must be received by the Company on or before November 30, 1999. Proposals received by that date, deemed to be proper for consideration at the Annual Meeting and otherwise conforming to the rules of the Securities and Exchange Commission, will be included in the 2000 proxy statement.

     If you intend to submit a shareowner proposal for consideration at the Annual Meeting, but do not want it included in the proxy statement, you must follow the procedures established by our By-laws. These procedures require that you notify us in writing of your proposal. Your notice must be received by the Corporate Secretary at least 90 days prior to the meeting and must contain the following information:

o a brief description of the business you desire to bring before the Annual Meeting and your reasons for conducting such business at the Annual Meeting

o    your name and address

o    the number of shares of Common Stock which you beneficially own

o    any material interest you may have in the business being proposed.

LOCATION OF OKLAHOMA CITY MARRIOTT HOTEL
--------------------------------------------------------------------------------

                                     [MAP]


                                                                                                                    OGE ENERGY CORP.
OGE ENERGY CORP.                                                                                       ANNUAL MEETING OF SHAREOWNERS
          [LOGO]                                                                                                        MAY 21, 1998
P         The undersigned hereby appoints Steven E. Moore, Herbert H. Champlin,  and Bill Swisher, and each of them severally,  with full power of substitution and with full power to act with or without the other, as the proxies of the undersigned to represent
R    and to vote all shares of stock of OGE Energy  Corp.  held of record by the  undersigned  on  March 9, 1999,  at the  Company's
     Annual Meeting of Shareowners to be held on May 27, 1999, and at all  adjournments  thereof,  on all matters coming before said
O    meeting.

X         THIS PROXY,  WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS MADE, THIS PROXY
     WILL BE VOTED FOR THE ELECTION AS  DIRECTORS  OF THE NOMINEES  NAMED ON THE REVERSE SIDE OF THIS PROXY CARD
Y
                                                                                                                    ----------------
                                                                                                                    SEE REVERSE SIDE
                                                                                                                    ----------------



PLEASE DATE AND SIGN EXACTLY AS NAME APPEARS BELOW.  EACH JOINT OWNER SHOULD SIGN. ATTORNEY,     Please mark your votes as   /X/
EXECUTOR,  ADMINISTRATOR,  TRUSTEE OR OTHERS SIGNING IN A REPRESENTATIVE CAPACITY SHOULD         indicated in this example
GIVE THEIR FULL TITLES.


------------------------------------------------------------------------------------------------------------------------------------
The Board recommends a vote FOR the election as directors of the nominees named below.
------------------------------------------------------------------------------------------------------------------------------------
1. Election of Directors:                                                        2. In their discretion, the proxies are  authorized
   NOMINEES:                    FOR all NOMINEES / /     WITHHOLD AUTHORITY / /     to vote upon such other business as may properly
   01 Herbert H. Champlin;    (list exceptions below).  to vote for all nominees.   come before the meeting.
   02 Martha W. Griffin and
   03 Ronald H. White M.D.
                                                                                    DISCONTINUE MAILING  / /  I WILL ATTEND THE / /
                                                                                    OF DUPLICATE ANNUAL       ANNUAL MEETING.
                                                                                    REPORT

---------------------------------------------------------------------------------
INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME ON THE LINE ABOVE.
------------------------------------------------------------------------------------------------------------------------------------


X                                                    /     /99      X                                                      /     /99
--------------------------------------------------------------      ----------------------------------------------------------------
             Signature of Shareowner                  Date                       Signature of Shareowner                    Date


OGE ENERGY CORP.
321 North Harvey Avenue
Oklahoma City, OK 73102         ADMISSION TICKET
                             RETAIN FOR ADMITTANCE


                               Annual Meeting of
                          OGE ENERGY CORP. SHAREOWNERS
                             Thursday, May 27, 1999
                                   10:00 a.m.
                         Oklahoma City Marriott Hotel*
                           3233 Northwest Expressway
                            Oklahoma City, Oklahoma




EAST BOUND I-44: Exit I-44 East to Highway '3' (Grand Boulevard), continuing in a northerly direction approximately 1 -1/2 miles, exit right onto Highway '3A' East (Northwest Expressway), proceed approximately 1/4 mile, turn left on Independence, turn right to Marriott Hotel.

                                                                                            {MAP}
WEST BOUND I-44: Exit left I-44 West 'Exit 125C' to Highway '3A'
(Northwest Expressway), turn right onto Highway '3A' (Northwest
Expressway), continue in a northwesterly direction approximately
2 miles, turn right to Marriott Hotel.

*REGIONAL MAP ON REVERSE SIDE.


                                               ----------------------------
                                                    VOTE BY TELEPHONE
                                               QUICK *** EASY *** IMMEDIATE
                                               ----------------------------

                                 YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

1. TO VOTE BY PHONE: Call toll-free 1-800-840-1208 on a touch tone  telephone 24 hours a day-7days a week
                           There is NO CHARGE to you for this call. - Have your proxy card in hand.
   You will be asked to enter a Control  Number, which is  located in the box in the lower right hand corner of this form
OPTION 1:          To vote as the Board of Directors recommends on ALL proposals, press 1

                                         When asked, please confirm by Pressing 1.

OPTION 2:          If you choose to vote on each  Proposal separately, press 0.  You will  hear these instructions:
                   Proposal 1 - To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9

                   To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions

                                         When Asked, Please Confirm by Pressing 1.

                   The instructions are the same for all remaining proposals.
                                                             or
                                                             --
2. VOTE BY PROXY:     Mark, sign and date your proxy card and return promptly in the enclosed envelope.

        NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your proxy Card.

                                                 THANK YOU FOR VOTING.